Exhibit 10.2

[BANK OF CHINA (Hong Kong) Letterhead]

DATE: January 21st, 2020

GME PAYMENT GUARANTEE

GUARANTEE NO. 266Z20BG000103

To: TTM Technologies China Limited

Address: 18/F Metropole Square, 2 On Yiu Street, Shatin, New Territories, Hong Kong Special Administrative Region (‘Hong Kong’) of the People’s Republic of China (‘PRC’)

This GME Payment Guarantee, issued on January 21st, 2020 (‘Payment Guarantee’) is made by Bank of China (Hong Kong) Limited (‘Guarantor’), a bank incorporated and validly existing under the laws of Hong Kong of PRC, in favor of TTM Technologies China Limited, a company incorporated and validly existing under the laws of Hong Kong, PRC (the ‘Beneficiary’).

WHEREAS, TTM Technologies Inc., a Delaware corporation (‘TTM’), the Beneficiary and AKMMeadville Electronics (Xiamen) Co., Ltd., a company incorporated and validly existing under the laws of PRC (‘Applicant’), have entered into an Equity Interests Purchase Agreement (the ‘SPA’) on January 21st, 2020, under which the Applicant will purchase, among others, the equity interests of Guangzhou Meadville Electronics Co., Ltd.(广州美维电子有限公司) (‘GME’) from TTM and the Beneficiary. The Applicant has agreed to pay certain amount of purchase price allocated to GME as calculated and adjusted in accordance with the terms and conditions set forth in the SPA (‘GME Purchase Price’) to the Beneficiary no later than the sixtieth (60th) Business Day (‘GME Purchase Price Due Date’) from the GME Change of SAFE Registration Filing Completion Date (as defined below) in accordance with the terms and conditions of the SPA, and this Payment Guarantee is issued in support of such agreement.

NOW, THEREFORE, Guarantor hereby agrees with the Applicant and the Beneficiary as follows:

1.

Subject to Articles 2 and 3 of this Payment Guarantee, in the event that Applicant fails to pay the GME Purchase Price by GME Purchase Price Due Date as determined by Beneficiary notwithstanding any objection by Applicant, Guarantor hereby irrevocably undertakes to pay Beneficiary an amount claimed by Beneficiary, which shall not exceed the Guaranteed Amount as stipulated and adjusted pursuant to the terms of Article 2 hereof, within five (5) Business Days (‘Guarantor Payment Date’) following receipt of a claim notice from Beneficiary in paper form, presented through a bank designated by the Beneficiary, specifying (1) this Payment Guarantee reference number as indicated above and the GME Purchase Price Due Date, (2) that the Applicant has failed to pay the GME Purchase Price by the GME Purchase Price Due Date, (3) that the Beneficiary is making a demand under this Payment Guarantee because of the Applicant’s failure to pay the GME Purchase Price and (4) the amount of such demand, which shall be substantially identical to the form set forth in the Appendix I attached hereto (‘Purchase Price Claim Notice’). There shall be no conditions precedent to the effectiveness of the Guarantor’s obligations in respect of the Guaranteed Amount under this Payment Guarantee other than those expressly set forth in Article 3 hereof. For the purpose of this Article 1, notwithstanding anything contrary herein, a ‘Business Day’ means a day on which banks are open for business in Hong Kong, PRC.

[BANK OF CHINA (Hong Kong) Letterhead]

2.

Beneficiary is entitled to make only one claim under this Payment Guarantee, provided that the total amount of such claim shall not exceed USD353,000,000.00 (US Dollars Three Hundred Fifty Three Million Only) (‘Guaranteed Amount’). The Guaranteed Amount shall be reduced by any amount of the GME Purchase Price directly paid by Applicant to the Beneficiary, upon the receipt by Guarantor of a written confirmation from the Beneficiary, substantially identical to the form set forth in the Appendix II attached hereto, stating (x) this Payment Guarantee reference number as indicated above, (y) the amount of GME Purchase Price that it has received and (z) that the Beneficiary agrees to reduce the Guarantee Amount in proportion to the amount of GME Purchase Price that it has received.

3.

Notwithstanding anything in this Payment Guarantee to the contrary, the Guarantor’s obligations under Article 1 of this Payment Guarantee shall be subject to the satisfaction on or prior to the Guarantee Expiration Date as specified in Article 4 of the following conditions:

(i)

A copy of a GME business license issued by Guangzhou Huangpu Market Supervision and Administration (广州市黄埔区市场监督管理局) to GME dated after the date hereof, on which does not contain the term ‘wholly foreign-owned entity’ (外商独资), ‘Sino-foreign joint venture’ (中外合资) or ‘sole investment from Taiwan, Hong Kong and Macao’ (台港澳法人独资) (the ‘GME New Business License’ and such date indicated on the GME New Business License, the ‘GME New Business License Issuance Date’), and

(ii)

A copy of the ‘Business Registration Certificate’ (业务登记凭证) showing the name of AKMMeadville Electronics (Xiamen) Co., Ltd. (安捷利美维电子（厦门）有限责任公司) in the column of ‘Entity Name’ (in Chinese 主体名称), affixed with the Special Seal For International Settlement Business of Bank of China Limited Guangzhou Development Zone Branch (中国银行股份有限公司广州开发区分行国际结算业务专用章) dated after the GME New Business License Issuance Date (the date indicated on the Business Registration Certificate, the ‘GME Change of SAFE Registration Filing Completion Date’).

(iii)

The Beneficiary shall present a copy of each of the items listed in this Article 3(i) and (ii) above through the bank designated by Beneficiary when the Beneficiary makes a demand for payment in accordance with Article 1 hereof. The documents provided pursuant to this Article 3(i) and (ii) shall be in Chinese.

4.

This Payment Guarantee shall become effective upon the satisfaction of all the conditions specified in the Article 3 of this Payment Guarantee, and shall expire upon the first to occur of the following (‘Guarantee Expiration Date’):

(i)	January 20th, 2022,

(ii)

Applicant has paid the full amount of the GME Purchase Price when due in accordance with the terms stipulated in the SPA, which shall be evidenced by, upon the receipt by Guarantor of, a written confirmation from the Beneficiary, substantially identical to the form set forth in the Appendix III attached hereto, stating (x) this Payment Guarantee reference number as indicated above, and (y) that the Beneficiary has received the full amount of the GME Purchase Price,

(iii)

A Purchase Price Claim Notice has not been presented to the Guarantor by Beneficiary within five (5) Business Days after the GME Purchase Price Due Date specified on the Purchase Price Claim Notice, or

[BANK OF CHINA (Hong Kong) Letterhead]

(iv)	Guarantor’s obligations under this Payment Guarantee have been fully performed in accordance herewith.

5.

Any Purchase Price Claim Notice presented and other communications provided pursuant to the terms and provisions hereof shall be in writing and shall be either (x) presented to the counter of Guarantor through a bank designated by Beneficiary or (y) sent by overnight delivery services, or by certified or registered mail with a return receipt through a bank designated by Beneficiary to the address specified below, in each case, the date of receipt by Guarantor of any given document or communication shall be deemed as the date of presentation of such document or communication. Guarantor’s address: 9/F., Bank of China Centre, Olympian City, 11 Hoi Fai Road, West Kowloon, Hong Kong, PRC.Attn: Trade Services Centre

6.	Notwithstanding anything contrary herein, this Payment Guarantee shall be irrevocable upon the issuance regardless of whether the conditions specified in Article 3 hereof are satisfied.

7.	This Payment Guarantee is in favor of the Beneficiary only, and shall not be assignable or transferable to any other person by any means.

8.

Unless otherwise expressly specified herein, for the purpose of this Payment Guarantee (other than Article 1 hereof), a ‘Business Day’ means any day that is not a Saturday, Sunday or other day on which banks are required or authorized to be closed for general business in Beijing and Hong Kong, PRC.

9.	Except to the extent inconsistent with the express terms of this Payment Guarantee, this Payment Guarantee is subject to Uniform Rules for Demand Guarantees (2010 Revisions, URDG 758).

10.	This Payment Guarantee shall be governed by the laws of Hong Kong, PRC.

11.	The Guarantor’s liability under this Guarantee ceases immediately after the Guarantee Expiration Date notwithstanding whether the original of this Guarantee is returned to Guarantor.

Yours faithfully,

For Bank of China (Hong Kong) Limited

/s/ Mok Man Leung

/s/ Tsui Chun Yuen

[Authorized Signature(s)]

[BANK OF CHINA (Hong Kong) Letterhead]

Appendix I

Form of Purchase Price Claim Notice

(Date)

To: (Guarantor) (Guarantor’s address)

Dear Sirs,

Re: Demand under GME Payment Guarantee No. __

TTM Technologies China Limited (the ‘Beneficiary’) is hereby making a demand under the irrevocable GME Payment Guarantee (Guarantee No. __) (the ‘Payment Guarantee’). Capitalized terms used herein and not defined shall have the meaning assigned to them in the Payment Guarantee.

The Applicant has failed to pay the amount of USD____ of GME Purchase Price by____ (‘GME Purchase Price Due Date’).

The Beneficiary is making a demand under this Payment Guarantee because of the Applicant’s failure to pay the GME Purchase Price by GME Purchase Price Due Date.

The Beneficiary hereby demands you to pay USD____ which shall not exceed the Guaranteed Amount.

The Beneficiary hereby requests you to pay the above amounts upon your receipt of this notice to the following bank account:

Account Number: ____________________

Name of Bank: ______________________

TTM Technologies China Limited

By:

Name:

Title:

[BANK OF CHINA (Hong Kong) Letterhead]

Appendix II

Form of Beneficiary’s Confirmation of Guaranteed Amount Reduction

(Date)

To: (Guarantor) (Guarantor’s address)

Dear Sirs,

Re: Reduction of Guaranteed Amount under GME Payment Guarantee No. ___________

TTM Technologies China Limited (the ‘Beneficiary’) hereby acknowledges that it has received the GME Purchase Price in the amount of USD___________ as of the date hereof.

The Beneficiary hereby agrees to reduce the Guaranteed Amount under the irrevocable GME Payment Guarantee (Guarantee No. ____________) to USD___________.

TTM Technologies China Limited

By:

Name:

Title:

[BANK OF CHINA (Hong Kong) Letterhead]

Appendix III

Form of Beneficiary’s Confirmation of Receipt of Full Amount of GME Purchase Price

(Date)

To: (Guarantor) (Guarantor’s address)

Dear Sirs,

Re: GME Payment Guarantee No. ___________

TTM Technologies China Limited (the ‘Beneficiary’) hereby acknowledges that it has received the full amount of GME Purchase Price in the amount of USD_________ as of the date hereof.

TTM Technologies China Limited

By:

Name:

Title: